SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

PACTIV CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-15157	36-2552989
(Commission File Number)	(IRS Employer Identification No)

1900 West Field Court, Lake Forest, Illinois 60045
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (847) 482-2000

Item 2.02. Results of Operations and Financial Conditions

On April 21, 2010, the Company issued a press release announcing the Company's first quarter 2010 earnings. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated April 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2010

PACTIV CORPORATION

By:	/s/ Joseph E. Doyle
Joseph E. Doyle
Vice President and General Counsel